                                                                   EXHIBIT 10.64


                 FIRST AMENDMENT TO LEASE TERMINATION AGREEMENT

         THIS FIRST AMENDMENT TO LEASE TERMINATION AGREEMENT is made this October 31, 2001, BRUNNER COMPANIES INCOME PROPERTIES, L.P. I, a Delaware limited partnership, with an address of: 951 Millbrook Avenue, Aiken, South Carolina 29801 (hereinafter "Landlord" and "Brunner") and WAL-MART REAL ESTATE BUSINESS TRUST, a Delaware business trust, with an address of 702 S. W. 8th St., Bentonville, AR 72716-0550 (hereinafter "Tenant" and "Wal-Mart").

                                  WITNESSETH:

         WHEREAS, the Landlord and Tenant have entered into a Lease Termination Agreement on October 15, 2001, (the "Lease Termination Agreement"), affecting certain premises in the City of Greenville, State of South Carolina; and

         WHEREAS, the parties are now desirous of making certain amendments, changes and alterations to said Sublease to reflect accurately their intents and wishes.

         NOW, THEREFORE, that for Ten Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree that the Agreement shall be amended as follows:

         1. Paragraph 1 shall be amended by deleting said paragraph in its entirety and by inserting in its stead the following:

         By final execution and delivery of this Agreement, Landlord and Tenant are electing to terminate the Lease. The termination date shall be effective on that date that First American Title Company ("Wal-Mart's Escrow Agent") releases the Termination Fee, as defined in Paragraph 6 herein, to New York Life Insurance Company ("Landlord's Mortgagee") (the "Termination Date"). The Termination Fee shall be released by Wal-Mart's Escrow Agent upon the fulfillment of these conditions set forth in that Escrow Instruction Letter attached hereto as Exhibit "C". The Lease shall be terminated and canceled, if at all, on or before November 1, 2001. In the event Termination Date does not occur on or before November 1, 2001, then the Lease shall not be terminated and this Agreement shall be null and void and of no force or effect.

         2. Paragraph 6 shall be amended by deleting said paragraph in its entirety and by inserting in its stead the following:

         Wal-Mart shall pay to Landlord's Mortgagee the sum of one million two hundred thousand and 00/100 dollars ($1,200,000.00) ("Termination Fee") remitted in the form of federal wire transfer, as set forth in Section 1 herein. Landlord recognizes that this payment is consideration for the termination and cancellation of the Lease and is full satisfaction of any other obligations of Wal-Mart under the Lease.

         This Agreement may be executed in one or more counterparts (including by facsimile), all parties need not be signatories to the same documents, and all counterpart-signed documents shall be deemed to be an original and one (1) instrument. Counterpart signatures received through facsimile transmission shall bind the party whose signature is so received as if such signature were an original; notwithstanding the foregoing, originals will be exchanged.

         Except as hereby modified and amended, all other terms, covenants, and conditions of said Agreement shall continue and remain without change.

       [FIRST AMENDMENT TO LEASE TERMINATION AGREEMENT - GREENVILLE, SC]

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first herein above written.


TENANT:

ATTEST:                              WAL-MART REAL ESTATE
                                     BUSINESS TRUST
                                     a Delaware business trust


By: /s/ Michael W. Kersting          By: /s/ J. Scott Greear
    ---------------------------          -----------------------------------
        Michael W. Kersting                  J. Scott Greear
Title: Assistant Secretary           Title: Director of Building Development

       [FIRST AMENDMENT TO LEASE TERMINATION AGREEMENT - GREENVILLE, SC]

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first herein above written.


LANDLORD:



                                             BRUNNER COMPANIES INCOME
WITNESS OR ATTEST:                           PROPERTIES, L.P.I
                                             a Delaware limited partnership

/s/ Kathryn N. Ward                          By: /s/ James M. Hull
-----------------------------------              -----------------------------
Print Name: Kathryn N. Ward                  Print Name: James M. Hull
            -----------------------                      ---------------------
                                             Title: Authorized Agent
                                                    --------------------------

       [FIRST AMENDMENT TO LEASE TERMINATION AGREEMENT - GREENVILLE, SC]

         Landlord's Mortgagee signs hereunder as acknowledgement of and consent to the terms and conditions set forth in that Lease Termination Agreement and this First Amendment to Lease Termination Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first herein above written.


LANDLORD'S MORTGAGE:



                                             NEW YORK LIFE
WITNESS OR ATTEST:                           INSURANCE COMPANY
                                             a New York mutual insurance company

/s/ Jean V. Klucserits                       By: /s/ Michael J. Falabella
-----------------------------------              ------------------------------
Print Name: Jean V. Klucserits               Print Name: Michael J. Falabella
            -----------------------                      ----------------------
                                             Title: Real Estate Vice President
                                                    ---------------------------